Amounts receivable (Details) - USD ($) $ in Thousands		May 31, 2023	Aug. 31, 2022
Amounts Receivable
Receivable from precious metal sales		$ 808
Sales tax receivable	[1]	6,844	4,359
Prepaid gold purchase receivable			2,500
Other		49	40
Other receivable		7,701	6,899
Less: other long-term asset		(4,687)	(4,359)
Total amounts receivable		$ 3,014	$ 2,540

[1]	Sales tax receivables consist of harmonized services tax and value added tax (“VAT”) due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against other taxes due to the Tanzania Revenue Authority ("TRA"). VAT which the Company does not expect to recover within the next 12 months has been classified as long-term assets.